Pursuant to Rule 497(e)
Registration No. 33-8746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED JUNE 25, 2008, TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2008

The purpose of this supplement is to inform investors that effective immediately, The Tocqueville Small Cap Value Fund has changed its name to The Tocqueville Small Cap Fund.  The Fund’s investment objective and investment strategy remain the same.